Exhibit 32.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of ATC Healthcare, Inc. (the "Company") on Form 10-K for the year ending February 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Reiben, Senior Vice President - Finance, Chief Financial Officer and Treasurer of the Company, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) The information in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ ANDREW REIBEN
Andrew Reiben
Senior Vice President - Finance,
Chief Financial Officer and Treasurer

May 26, 2006